UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36790	33-1007393
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, PA 15201

(Address of principal executive offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on June 9, 2025, Predictive Oncology Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because the Company had not regained compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing on The Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”), the Staff had determined to delist the Company’s securities from The Nasdaq Capital Market. On June 11, 2025, the Company submitted a request for a hearing before the Nasdaq Hearings Panel (the “Panel”), which stayed the suspension of the Company’s securities and the filing of a Form 25-NSE at least pending issuance of the Panel’s decision following the hearing. A hearing before the Panel was held on July 17, 2025.

As also previously disclosed, on July 8, 2025, the Company received a letter from the Staff indicating that the bid price for the Company’s common stock had closed below $1.00 per share for 30 consecutive business days, and that the Company was therefore not in compliance with the minimum bid price requirement for continued listing under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

Following the hearing, on July 23, 2025, the Company was notified by Nasdaq that the Panel had granted the Company’s request for continued listing on The Nasdaq Capital Market pursuant to an extension through December 8, 2025, to demonstrate compliance with all continued listing requirements, including the Stockholders’ Equity Requirement and Bid Price Requirement. The Company is pursuing a number of actions to timely satisfy the terms of the Panel’s decision; however, there can be no assurance that the Company will be able to do so. In such event, the Company’s securities may be delisted from The Nasdaq Capital Market.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s plans to regain compliance with Nasdaq’s continued listing requirements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. The Company undertakes no obligation to update these statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: July 24, 2025	By:	/s/ Josh Blacher
Josh Blacher
Interim Chief Financial Officer